                                                                    EXHIBIT 10.5

                             TERMINATION AGREEMENT


    THIS TERMINATION AGREEMENT (the "Agreement") is made as of the 26th day of June, 1998, by and among New Century Mortgage Corporation, a California corporation ("New Century"), Comerica Bank, a Michigan banking corporation, successor to Comerica Mortgage Corporation, ("Comerica") and Comerica Incorporated, a Delaware Corporation ("CI").

                                   BACKGROUND

    A. New Century and Comerica are parties to that certain Servicing Agreement dated as of September 15, 1997 whereby New Century appointed Comerica to perform certain servicing obligations for New Century's Mortgage Loans (capitalized terms not defined herein shall have the meaning assigned to them in the Servicing Agreement).

    B. Comerica has indicated that it is no longer servicing residential mortgage loans and desires to terminate the Servicing Agreement with New Century prior to the end of the contract term.

    C. New Century is establishing additional servicing operations to take over the Servicing Duties being performed by Comerica.

    D. CI has rights pursuant to that certain Stock Purchase Agreement dated as of May 30, 1997 between CI and New Century Financial Corporation, a Delaware corporation, ("NCFC") to receive warrants (the "Warrants") to purchase 50,000 shares of NCFC upon completion of one year of operations under the Servicing Agreement, provided that at the end of such year Comerica is not in material default under or in material breach of the terms of the Servicing Agreement after having had an opportunity to cure.

    E. As part of their efforts to effect an orderly transition of the Servicing Duties from Comerica to New Century, the parties desire formally to document the termination of Servicing Agreement and the forfeiture of the rights to receive the Warrants.

                                   AGREEMENT

    NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Termination of Servicing Agreement
   ----------------------------------

   1.1.  The Effective Date.  The parties hereby agree to terminate the
         ------------------
         Servicing Agreement effective as the date on which the parties have completed the transfer of the servicing portfolio and all Servicing Duties under the Servicing Agreement to New Century (the "Effective Date"). The parties currently contemplate a July 1, 1998 Effective Date, but in no event will the Effective Date be later than August 1, 1998. On the Effective Date, the parties will sign and deliver to each other a Termination Certificate in the form of Exhibit A hereto to effect the termination.

   1.2.  Termination of Rights and Obligations.  On the Effective Date, all
         -------------------------------------
         rights and obligations of the parties under the Servicing Agreement shall cease, except for those rights and obligations which expressly survive termination of the Servicing Agreement, including, without limitation, the following:

         (a) Comerica's obligation under Section 4(d) of the Servicing Agreement to endorse and remit directly and promptly to New Century any collections received by Comerica after the Effective Date;

         (b) Comerica's entitlement to the benefits of Section 6 of the Servicing Agreement (Limitation on Liability of Comerica and Others);

         (c) Comerica's obligation pursuant to Section 8 of the Servicing Agreement (to the extent required by New Century) to provide an Annual Statement as to Compliance for the portion of the current fiscal year for which Comerica performed Servicing Duties;

         (d) Comerica's obligation pursuant to Section 9 of the Servicing Agreement to provide an Annual Independent Certified Public Accountant's Report with respect to the current fiscal year (the Mortgage Bankers Uniform Single Attestation Program (USAP) letter); an d

         (e) Comerica's non-competition obligations pursuant to Section 11 (l) of the Servicing Agreement.

2.  The Transition Period.
    ---------------------

    In order to effect a smooth transition, the parties agree that during the period from the date hereof to the Effective Date (the "Transition Period"), each will cooperate with the other in good faith for the purpose of transferring the Servicing Duties to New Century with a minimum of disruption, cost and inconvenience. Each party covenants to sign such documents, provide such information and do such other things as the parties deem reasonably necessary to accomplish this purpose.

    Without limiting the generality of the foregoing, the parties specifically undertake to perform the transition tasks listed in Exhibit B hereto (the "Transition Tasks").


3.  Payment of Alltel Pass-through and Related Comerica Expenses
    ------------------------------------------------------------

    In accordance with a verbal agreement reached by the parties on March 23, 1998, New Century hereby agrees to reimburse Comerica for the following (the "Alltel Expenses"): (i) all expenses incurred by Comerica from Alltel in connection with goods and services provided by Alltel for the purpose of enabling Comerica to perform its Servicing Duties, and (ii) 50% of the Comerica information systems expenses incurred in implementing the Alltel system, (iii) 50% of the Comerica default management consulting fees.

    Comerica has provided New Century detailed invoices in Exhibit D reflecting the Alltel expenses that Comerica has been billed for to date. Comerica will allow New Century a reasonable period of time to review the invoices and confirm that they reflect legitimate Alltel Expenses.

    Further, Comerica and New Century acknowledge that invoices will be prepared by Comerica in the form of Exhibit D and sent to New Century reflecting amounts that are currently accruing but for which Comerica has not yet been billed by Alltel. New Century will, after a reasonable time to review but no later than 10 business days after receipt of such invoices, reimburse Comerica for any and all pass-through expenses that are attributable to New Century's servicing activities.


4.  Waiver of Termination-Related Costs
    -----------------------------------

    The parties recognize that each will incur costs and suffer inconveniences relating to the transfer of the Servicing Duties and the Mortgage Loans to New Century. To this end, the parties hereby acknowledge that New Century' payment of the Alltel Expenses will constitute full and final compensation for any and all costs and expenses incurred by Comerica as a result of or in connection with the termination.

    The parties hereby agree to waive any such other transition costs as follows:

    a. Comerica Waiver. Except for the Alltel Expenses, Comerica hereby releases New Century from, and waives any and all rights to pursue New Century for, the termination fees set forth in Exhibit A to the Servicing Agreement, (ii) any other deboarding or similar fees and any other costs Comerica incurred or will incur related to the transfer of the portfolio and the Servicing Duties to New Century, and (iii) except as provided for in section 3 above, information systems and other costs Comerica incurred in support of New Century's servicing needs.

    b. New Century Waiver. New Century hereby releases Comerica from, and waives any and all rights to pursue Comerica for, (i) costs related to the transfer of the Servicing Duties and reboarding of the servicing portfolio, and (ii) any other costs New Century incurred as a result of Comerica's decision to resign from its obligations and duties under the Servicing Agreement.

5.  Forfeiture of Warrants
    ----------------------

    Within 5 days after the Effective Date, CI agrees that it will deliver to NCFC a letter in the form of Exhibit C hereto acknowledging that it has forfeited its rights to receive the Warrants.


6.  Miscellaneous
    -------------

    The provisions of Section 11(a) through 11(k) of the Servicing Agreement are hereby incorporated by reference to apply to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed and delivered by their properly authorized officers as of the date first above written.

                     NEW CENTURY MORTGAGE CORPORATION

                     /s/  Brad A. Morrice
                     -----------------------------
                     By:  Brad A. Morrice
                     Its: Chief Executive Officer


                     COMERICA BANK

                     /s/  John R. Haggerty
                     -----------------------------
                     By:  John Haggerty
                     Its: Executive Vice President


                     COMERICA INCORPORATED

                     /s/  John R. Haggerty
                     -----------------------------
                     By:  John Haggerty
                     Its: Executive Vice President

                                                                       EXHIBIT A



                            TERMINATION CERTIFICATE


New Century Mortgage Corporation and Comerica Bank are parties to that certain
Termination Agreement, dated June        , 1998 (the "Termination Agreement")
                                  -------
terminating that certain Servicing Agreement, dated as of September 15, 1997, between them (the "Servicing Agreement").

The parties hereby acknowledge and agree that today,           , 1998 is the
                                                     ----------
Effective Date under the Termination Agreement for termination of the Servicing Agreement.

This Termination Certificate may be executed simultaneously in two counterparts, each of which shall be deemed to be an original, and together will constitute one and the same instrument.


In Witness Whereof, the parties have caused this Termination Certificate to be executed and delivered by their proper and duly authorized officers as of
                 ,1998.
-----------------

NEW CENTURY                                      COMERICA BANK
MORTGAGE CORPORATION


------------------------                         -------------------------
By:                                              By:
   ---------------------                            ----------------------
Its:                                             Its:
    --------------------                             ---------------------

                                                                       EXHIBIT B


                                TRANSITION TASKS

COMERICA

1. During the Transition Period, Comerica will continue to perform its required Servicing Duties with the same care and according to the same standards Comerica uses in servicing its own mortgage loans.

2. Comerica will board loans received from New Century on or before June 12, 1998.

3. As soon as practicable, but no later than June 19, 1998, Comerica will process loan transfers for all loans sold by New Century in June 1998.

4. On or before the 15th day before the Effective Date, Comerica must send to all Mortgage Loan customers a "goodbye" letter in form satisfactory to New Century.

5. Upon receipt of payment in full of all amounts due and billed for to date under this termination agreement, Comerica will transfer and assign to New Century its rights to the Electronic Loan Interface (ELI) software developed by Alltel which Comerica has purchased to be used to service mortgage loans for New Century. Such transfer and assignment will be effected through the execution of the Transfer & Assignment Agreement in the form of Exhibit E.

6. The night of the Effective Date, Comerica will place stops on all Mortgage Loans.

7. On the Effective Date, Comerica will service-release New Century's Mortgage Loans.

8. Three days after the Effective Date, Comerica will cease initiating debits or credits to New Century's bank account (# 1850519149).

9. Comerica will wire to New Century's designated account within 5 days after the Effective Date all escrowed Tax and Insurance funds, and will remit all escrowed Principal and Interest funds to the trustee on July 18, 1998.

10. New Century will allow Comerica to retain its files relating to the Mortgage Loans it had been servicing under the Servicing Agreement. Comerica agrees not to use these files for the purposes of soliciting mortgage loans or to disclose or sell any information contained therein to third parties.

11. New Century will pay Comerica for transitional use of and sufficient access for New Century's transitional needs to the MSP System and/or the Passport Computer System for a period not to exceed 20 days after the Effective Date. Such access will be limited to the same security levels established for users on record as of June 23, 1998. The number of transitional users will established on a list provided by New Century to Comerica on or before the Effective Date but will not exceed 10 users. The amount of payment for this access will be determined in the same manner all other pass-through expenses have been to date in the form of Exhibit D.


NEW CENTURY

1. New Century will pay Comerica the Alltel and Related Expenses billed to date reasonably promptly after receipt from Comerica of the invoices in Exhibit D, but no later than June 26, 1998. Further, New Century releases Comerica from any liability relative to Alltel's ability to install the ELI software on New Century's system in a timely manner.

2. New Century will board with Comerica any remaining unboarded loans from New Century's March 1998 securitization no later than June 25, 1998.

3. New Century will provide to Comerica by the Effective Date escrow account wire instructions so that Comerica may wire escrow funds to New Century's new custodial accounts.

                                                                       EXHIBIT C
                       FORM OF LETTER REGARDING WARRANTS
                       [COMERICA INCORPORATED LETTERHEAD]

                                         [date]

New Century Financial Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612

Attn:  Robert K. Cole
       Chairman and Chief Executive Officer

       Re:    Warrants

Dear Mr. Cole:

On ______, 1998 Comerica Mortgage Corporation ceased performing the Servicing Duties under the Servicing Agreement dated as of September 15, 1997 between Comerica Mortgage Corporation and New Century Mortgage Corporation.

In light of this fact, Comerica Incorporated ("CI") hereby acknowledges that certain rights of CI pursuant to Article VI(ii) of the May 30, 1997 Stock Purchase Agreement between CI and New Century Financial Corporation ("NCFC") to receive warrants to purchase 50,000 shares of NCFC have been terminated and are of no further force or effect.

                               Very truly yours,

                               COMERICA INCORPORATED



                              ----------------------
                              By:
                              Its:

                                                                       EXHIBIT D

                               COMERICA INVOICES

Following are the invoices Comerica has created and sent to New Century for Alltel and Related Expenses incurred to date. Invoices for amounts accruing but not yet billed for will be in the same format.


                            [Intentionally Omitted]

                                                                       EXHIBIT E

                      ELI TRANSFER & ASSIGNMENT AGREEMENT

Following is the Transfer and Assignment Agreement created to cover the legal transfer of the Electronic Loan Interface (ELI) software from Comerica to New Century. The document also includes an acknowledgment from Alltel.

                       ASSIGNMENT and TRANSFER AGREEMENT


THIS AGREEMENT is made as of June 26, 1998 by and between Comerica, Incorporated ("Comerica"), a Delaware bank holding company of Detroit, Michigan, and New Century Mortgage Corporation ("New Century"), a California corporation of Newport Beach, California.

WHEREAS, Alltel Information Services, Inc. ("Alltel") has developed and sold to Comerica certain software referred to as the Electronic Loan Interface system (the "Software"), which Software is used in connection with Comerica's processing of residential mortgage and home equity loans (the "Loans") it services and sub-services for New Century;

WHEREAS, Comerica and New Century have mutually agreed to terminate the servicing and sub-servicing arrangements between the parties;

WHEREAS, New Century desires to obtain rights in the Software to facilitate their servicing of the Loans.

NOW, THEREFORE, For a valuable consideration, receipt of which is hereby acknowledged, Comerica and New Century agree as follows:

1. Comerica agrees to assign and transfer to New Century all of its right, title and interest in the Software and New Century accepts such assignment and transfer. This assignment and transfer shall include, without limitation, any and all rights to modify the Software.

2. This assignment and transfer is made 'as is', without representation, warranty and recourse of any kind whatsoever. This disclaimer of warranty shall include, without limitation, any warranty of title and any warranty of fitness for a particular purpose.

3. New Century agrees to hold Comerica harmless for any and all losses it may suffer as a result of use of the System, unless such loss is due to the gross negligence or willful misconduct of Comerica.

The parties hereto execute this Agreement as of the date specified above.


       COMERICA, INCORPORATED         NEW CENTURY
                                      MORTGAGE CORPORATION
       By: /s/  John R. Haggerty      By: /s/  Brad A. Morrice
          ----------------------         ---------------------
       Its:   CEO                      Its:     CEO
           ---------------------           -------------------

                                 ACKNOWLEDGMENT


This Acknowledgment is attached to and a part of that certain Assignment and Transfer Agreement dated as of ________________, 1998, by and between Comerica, Incorporated and New Century Mortgage Corporation. Capitalized terms used in this Acknowledgment shall have the meaning ascribed to them in the Agreement.

The undersigned, Alltel Information Services, Inc., has developed and sold the Software for use by Comerica. The undersigned acknowledges the transfer of the Software by Comerica to New Century. The undersigned agrees that such transfer does not violate the terms of any agreement between the undersigned and Comerica regarding the development, sale or maintenance of the Software.

ALLTEL INFORMATION SERVICES, INC.
By:
   ----------------------
   Its:
       ------------------

                       ASSIGNMENT and TRANSFER AGREEMENT


THIS AGREEMENT is made as of _________, 1998 by and between Comerica, Incorporated ("Comerica"), a Delaware bank holding company of Detroit, Michigan, and New Century Mortgage Corporation ("New Century"), a California corporation of Newport Beach, California.

WHEREAS, Alltel Information Services, Inc. ("Alltel") has developed and sold to Comerica certain software referred to as the Electronic Loan Interface system (the 'Software"), which Software is used in connection with Comerica's processing of residential mortgage and home equity loans (the "Loans") it services and sub-services for New Century;

WHEREAS, Comerica and New Century have mutually agreed to terminate the servicing and sub-servicing arrangements between the parties;

WHEREAS, New Century desires to obtain rights in the Software to facilitate their servicing of the Loans.

NOW, THEREFORE, For a valuable consideration, receipt of which is hereby acknowledged, Comerica and New Century agree as follows:

1. Comerica agrees to assign and transfer to New Century all of its right, title and interest in the Software and New Century accepts such assignment and transfer. This assignment and transfer shall include, without limitation, any and all rights to modify the Software.

2. This assignment and transfer is made 'as is', without representation, warranty and recourse of any kind whatsoever. This disclaimer of warranty shall include, without limitation, any warranty of title and any warranty of fitness for a particular purpose.

3. New Century agrees to hold Comerica harmless for any and all losses it may suffer as a result of use of the System, unless such loss is due to the gross negligence or willful misconduct of Comerica.

The parties hereto execute this Agreement as of the date specified above.


       COMERICA, INCORPORATED         NEW CENTURY
                                      MORTGAGE CORPORATION

       By:                            By: /s/  Brad A. Morrice
          -------------------            ---------------------
       Its:                           Its:     CEO
           ------------------             -------------------

                                 ACKNOWLEDGMENT


This Acknowledgment is attached to and a part of that certain Assignment and Transfer Agreement dated as of __________, 1998, by and between Comerica, Incorporated and New Century Mortgage Corporation. Capitalized terms used in this Acknowledgment shall have the meaning ascribed to them in the Agreement.

The undersigned, Alltel Information Services, Inc., has developed and sold the Software for use by Comerica. The undersigned acknowledges the transfer of the Software by Comerica to New Century. The undersigned agrees that such transfer does not violate the terms of any agreement between the undersigned and Comerica regarding the development, sale or maintenance of the Software.

ALLTEL INFORMATION SERVICES, INC.
By:
   ----------------------

   Its:
       -----------------